UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.
(exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18370 (Commission File Number)	36-3922969 (IRS Employer Identification No.)

6410 West Howard Street, Niles, Illinois 60714
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (847) 966-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 22, 2017, Perma-Pipe International Holdings, Inc. (the "Company") held its 2017 Annual Meeting of Stockholders (the "Annual Meeting"), and its stockholders:

•	Elected all six nominees for director to a one-year term;

•	On an advisory basis, approved the executive compensation set forth in the Proxy Statement;

•	Ratified the appointment of Grant Thornton LLP as the independent auditor for 2017;

•	Adopted the 2017 Omnibus Stock Incentive Plan; and

•	Voted against the stockholder proposal to recommend that the Board authorize and implement a stock purchase program.

On June 22, 2017, the Board approved to continue its ongoing practice of holding future advisory votes on named executive officer compensation on an annual basis until the next stockholder vote on the frequency of future advisory votes on named executive officer compensation.

The following are the final voting results for each of the five proposals presented at the Annual Meeting:

Proposal 1	Election of directors:

	For	Withheld
David S. Barrie	4,718,750	1,298,161
David B. Brown	5,265,607	751,304
David J. Mansfield	5,425,768	591,143
Bradley E. Mautner	4,714,505	1,302,406
Jerome T. Walker	4,712,750	1,304,161
Mark A. Zorko	4,707,725	1,309,186

There were 863,768 broker non-votes with respect to Proposal 1.

Proposal 2Approval of the advisory resolution on executive compensation:

For	Against	Abstain	Broker Non-Votes
3,379,729	1,869,391	767,791	863,768

Proposal 3Ratification of the selection of Grant Thornton LLP:

For	Against	Abstain
6,523,266	339,557	17,856

Proposal 4Adoption of the 2017 Omnibus Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
4,018,751	1,910,690	87,470	863,768

Proposal 1Stockholder proposal to recommend that the Board authorize and implement a stock purchase program:

For	Against	Abstain	Broker Non-Votes
2,254,193	3,749,490	13,228	863,768

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 26, 2017	Perma-Pipe International Holdings, Inc. (Registrant) By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer